UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2026

Newmark Group, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-38329	81-4467492
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

125 Park Avenue, New York, NY 10017

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 372-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange On which registered
Class A Common Stock, $0.01 par value	NMRK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to Vote of Security Holders.

The 2026 annual meeting of stockholders (“the Annual Meeting”) of Newmark Group, Inc. (the “Company”) was held on September 16, 2026. The following matters were voted on at the Annual Meeting:

(1)	The election of five directors to hold office until the next annual meeting of stockholders and until their respective successors have been duly elected and qualified;

(2)	The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026;

(3)	The approval, on an advisory basis, of executive compensation; and

(4)	The approval, on an advisory basis, of the frequency of future advisory votes on executive compensation.

For more information about the foregoing proposals, see the proxy statement for the Annual Meeting.

At the Annual Meeting, holders of the Company’s Class A common stock were entitled to one vote per share, and holders of the Company’s Class B common stock were entitled to 10 votes per share, and the two classes voted together as a single class on each of the matters submitted to a vote of stockholders. The aggregate number of Class A and Class B votes cast for and against and withheld votes, abstentions and broker non-votes with respect to each matter voted upon at the Annual Meeting are set forth below:

Proposal 1 - Election of directors

Directors	For	Withheld	Broker Non- Votes
Kyle S. Lutnick	290,324,707	25,987,882	24,654,005
Stephen M. Merkel	290,426,055	25,886,534	24,654,005
Virginia S. Bauer	258,091,205	58,221,384	24,654,005
Kenneth A. McIntyre	271,119,071	45,193,518	24,654,005
Jay Itkowitz	294,301,902	22,010,687	24,654,005

The five nominees were elected to the Board of Directors of the Company and will serve as directors until the Company’s next annual meeting and until their respective successors have been duly elected and qualified.

Proposal 2 – Ratification of appointment of independent registered public accounting firm

For	Against	Abstain
340,111,929	790,901	63,764

Stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

Proposal 3 – Approval, on an advisory basis, of executive compensation

For	Against	Abstain	Broker Non-Votes
267,425,823	48,159,238	727,528	24,654,005

Stockholders approved, on an advisory basis, the Company’s executive compensation.

Proposal 4 - Approval of an advisory vote on the frequency of future advisory votes on executive compensation

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
310,297,467	80,454	5,649,797	284,871	24,654,005

Stockholders approved, on an advisory basis, every year as the frequency with which stockholders are provided an advisory vote on executive compensation. Based on the recommendations of the Company’s Board of Directors and its Compensation Committee to hold advisory votes on executive compensation every year and the vote of the stockholders on this matter, the Company has decided that an advisory vote on executive compensation will be held every year until the next advisory vote on the frequency of future stockholder advisory votes on executive compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Newmark Group, Inc.

Date: September 16, 2026	By:	/s/ Michael J. Rispoli
	Name:	Michael J. Rispoli
	Title:	Chief Financial Officer

[Signature Page to Form 8-K regarding actions taken at the Company’s 2026

Annual Meeting of Stockholders]

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